                                                                   EXHIBIT 10.13


                            Form of Option Agreement

                               OPTION CERTIFICATE
                          (NON-STATUTORY SHARE OPTION)


       THIS IS TO CERTIFY that American Industrial Properties REIT, a Texas real estate investment trust (the "Trust"), has granted to the individual named below ("Optionee") a non-statutory share option (the "Option") to purchase the Trust's Common Shares of Beneficial Interest, $.10 par value per share (the "Shares"), under its Employee and Trust Manager Incentive Share Plan (the "Plan"), as follows:


Name of Optionee:
                                           ------------------------------------------------------------------------------

Address of Optionee:                               8000 Robert F. McDermott Fwy
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                                                   Suite 600
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                                                   San Antonio, TX  78230-3884
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Number of Shares:                                  10,000
                                           ------------------------------------------------------------------------------

Exercise Price:                                    $3.00
                                           ------------------------------------------------------------------------------

Option Expiration Date:                            6/30/2007
                                           ------------------------------------------------------------------------------

Dates and Amount of Vesting:                       Date                              Percentage
                                                   ----                              ----------

                                                   6/30/97                           100%
                                           ------------------------------------------------------------------------------


                                           ------------------------------------------------------------------------------


                                           ------------------------------------------------------------------------------


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                                           ------------------------------------------------------------------------------


       SUMMARY OF OTHER TERMS: Terms of the Option extended hereunder are set forth in the Share Option Agreement (Non-Statutory Share Option) (the "Agreement") which is attached to this Certificate as Annex "I." This Certificate summarizes certain of the provisions of the Agreement for your information, but is not complete. Your rights are governed by the Agreement, not by this Summary.





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
Among the terms of the Agreement are the following:

   TERMINATION OF EMPLOYMENT: While the Option expires on the Option Expiration Date, it will terminate earlier if you cease to be employed by the Company. If your employment ends due to death, disability or retirement, the Option will expire on the date of death, disability or retirement. Any Options vested on such date may be exercised by eligible persons under the Plan for a period of two years from the date of death, disability or retirement. In all other cases, the Option will expire on the date of termination of employment.

   TRANSFER: The Option is personal to you and cannot be sold, transferred, assigned or otherwise disposed of to any other person, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order.

   EXERCISES: You can exercise the Option (after it becomes exercisable), in whole or in part by delivering to the Company a Notice of Exercise identical to Exhibit "A" attached to the Agreement, accompanied by payment of the Exercise Price for the Shares to be purchased. The Company will then issue a certificate to you for the Shares you have purchased. You are under no obligation to exercise the Option.

   ANTI-DILUTION PROVISIONS: Section 6 of the Plan contains provisions which adjust your Option to reflect Share Splits, share dividends, mergers and other major corporate reorganizations which would change the nature of the Shares underlying your Option.

   WITHHOLDING: The Company may require that you make arrangements necessary to insure the property withholding of any amount of tax, if any, required to be withheld by the Company as a result of the exercise of the Option.

   AGREEMENT: By signing this Certificate, you will be agreeing to all of the terms of the Agreement, including those not summarized in this Certificate.





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
                                   AGREEMENT


   The Trust and the above-named Optionee each hereby agrees to be bound by all of the terms and conditions of the Share Option Agreement (Non-Statutory Share Option) which is attached hereto as Annex "I" and incorporated herein by this reference as if set forth in full in this document.

Dated as of 7/31, 1997


                              AMERICAN INDUSTRIAL PROPERTIES REIT



                              By:
                                 -----------------------------------------------

                              Title:
                                    --------------------------------------------


                              OPTIONEE




                              --------------------------------------------------
                              (Signature)



                              --------------------------------------------------
                              (Please print your name exactly as you wish it to appear on any Share certificate issued to you upon exercise of the Option.)




                              --------------------------------------------------
                              Social Security Number

                                    ANNEX I
                             SHARE OPTION AGREEMENT
                          (NON-STATUTORY SHARE OPTION)

         This SHARE OPTION AGREEMENT (this "Agreement") is made and entered into on the execution date of the Option Certificate to which it is attached (the "Certificate"), by and between American Industrial Properties REIT, a Texas real estate investment trust (the "Trust") and the optionee (the "Optionee") named in the Certificate.

         Pursuant to the Trust's Employee and Trust Manager Incentive Share Plan (the "Plan"), the Committee has determined that Optionee is to be granted, on the terms and conditions set forth in this Agreement and in the Plan, an option (the "Option") to purchase the number of the Company's Common Shares of Beneficial Interest, $.10 par value per share (the "Shares") at the exercise price (the "Exercise Price") set forth in the Certificate. It is not intended that the Option qualify as an "Incentive Share Option" within the meaning of
Section 422A of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). All initial capitalized terms used herein and not otherwise defined herein shall have the meaning set forth in the Plan.

         The Company and Optionee agree as follows:

         1. GRANT OF OPTION. The Company hereby grants to Optionee, upon the terms and subject to the conditions set forth in this Agreement, the Option to purchase all or any portion of that number of Shares set forth in the Certificate (the "Option Shares"), at the Exercise Price.

         2. TERM OF OPTION. The Option shall terminate and expire on the Option Expiration Date set forth in the Certificate, unless sooner terminated as provided herein.

         3.      VESTING; REGULATORY MATTERS.

                 (a) Except as otherwise provided in Sections 3(b), 6 or 7 of this Agreement: (i) the Option shall only be exercisable commencing on the Date of Vesting set forth in the Certificate (the "Vesting Date"), and thereafter during the term of the Option; and (ii) if the Option terminates prior to the Vesting Date, the Option shall not be exercisable, in whole or in part.

                 (b) Notwithstanding anything to the contrary contained in this Agreement, no Option Shares shall be purchased or sold hereunder unless and until (i) any then-applicable requirements of all state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel; (ii) if required to do so by the Company, Optionee shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require.

         4. EXERCISE OF OPTION. There is no obligation to exercise the Option. The Option may be exercised, in whole or in part, only by delivery to the Company of:

                 (a) written notice of the exercise of the Option in form identical to Exhibit "A" attached to this Agreement stating the number of Option Shares being purchased; and





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
                 (b) payment of the Exercise Price (i) in cash or cash equivalent; or (ii) with the approval of the Committee, by delivery to the Committee of Shares which have been held by Optionee for at least six calendar months prior to the date of surrender and which have a Fair Market Value (as determined in accordance with Section 6.1(e) of the Plan) equal to the Exercise Price; or (iii) as otherwise provided in the Plan.

         Following receipt of the exercise notice, any other applicable documents and the payment referred to above, the Company shall promptly cause certificates representing the Option Shares purchased to be delivered to Optionee either at Optionee's address set forth in the records of the Company or at such other address as Optionee may designate in writing to the Company; provided, however, that the Company shall not be obligated to issue a fraction or fractions of a Share otherwise issuable upon exercise of the Option, and may pay to Optionee, in cash or cash equivalent, the Fair Market Value of any fraction or fractions of a Share as of the date of exercise.

         If requested by the Committee, Optionee shall also deliver this Agreement to the Secretary of the Company, who shall endorse hereon a notation of the exercise and return this Agreement to Optionee. The date of exercise of an Option that is validly exercised shall be deemed to be the date on which there shall have been delivered to the Committee the instruments referred to in this Section 4. Optionee shall not be deemed to be a holder of any Option Shares pursuant to the exercise of the Option until the date of issuance of a Share certificate to him or her for such Shares following payment in full for the Option Shares purchased.

         5.      TERMINATION OF EMPLOYMENT.

                 (a) Except as provided in this Section 5, the Option cannot be exercised after Optionee has ceased to be employed by the Company.

                 (b) If Optionee ceases to be employed by the Company for any reason other than death, disability or retirement, the Option (whether or not vested) shall terminate on the date of termination of employment. The Committee, in its sole and absolute discretion, shall determine whether or not authorized leaves of absence will constitute termination of employment for the purposes of this Agreement. If employment is terminated due to death, disability or retirement, the unvested portion of the Option shall terminate on the date of death, disability or retirement and with respect to the vested portion of the Option, the Optionee or his or her heirs or legal representative or guardians shall have two years from the date of death, disability or retirement to exercise the Option.

         6.      ADJUSTMENTS.

                 (a) Changes in Capital Structure. If the number of outstanding Shares is increased by means of a Share dividend payable in Shares, a Share split or other subdivision or by a reclassification of Shares, then, from and after the record date for such dividend, subdivision or by a reclassification, the number and class of Shares subject to the Options, shall be increased in proportion to such increase in outstanding Shares and the then-applicable Exercise Price of the outstanding Options shall be correspondingly decreased. If the number of outstanding Shares is decreased by means of a Share split or other subdivision or by a reclassification of Shares, then, from and after the record date for such split, subdivision or reclassification, the number of and class of Shares subject to the Options shall be decreased in proportion to such decrease in outstanding Shares and the then-applicable Exercise Price of the Options shall be correspondingly increased.

                 (b) Certain Corporate Transactions. This Section 6(b) addresses the impact of certain corporate transactions on outstanding Options other than Options granted to Non-Employee Trust Managers (except to the extent provided in Section 6(c)) and other than transactions requiring adjustments in accordance with Section 6(a). In the case of any reclassification or change of outstanding Shares issuable upon exercise of an outstanding Option or in the case of any consolidation or merger of the Trust with or into another entity (other than a merger in which the Trust is the surviving entity and which does not result in any reclassification or change in the then-outstanding Shares) or in the case of any sale or conveyance to another entity of the property of the Trust as an entirety or substantially as an entirety then, as a condition of such reclassification, change, consolidation, merger, sale or conveyance, the Trust or such successor or purchasing entity, as the case may be, shall make lawful and adequate provision whereby the holder of each outstanding Option shall thereafter have the right, on exercise of such Option, to receive the kind and amount of securities, property and/or cash receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of securities issuable upon exercise of such Option immediately before such reclassification, change, consolidation, merger, sale or conveyance. Such provision shall include adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 6(a). Notwithstanding the foregoing, if such a transaction occurs, in lieu of causing such rights to be substituted for outstanding Options, the Committee may, upon 20 days' prior written notice to Participants in its sole discretion:
(i) shorten the period during which Options are exercisable, provided they remain exercisable, to the extent otherwise exercisable, for at least 20 days after the date the notice is given, or (ii) cancel an Option upon payment to the Participant in cash, with respect to each Option to the extent then exercisable, of an amount which, in the sole discretion of the Committee, is determined to be equivalent to the amount, if any, by which the fair market value (at the effective time of the transaction) of the consideration that the Participant would have received if the Option had been exercised before the effective time exceeds the exercise price of the Option. The actions described in this Section 6(b) may be taken without regard to any resulting tax consequences to the Participant. The fourth sentence of this Section 6(b) shall not apply to any Option held by a person then subject to Section 16(b) if such Option has not been outstanding for at least six months.

                 (c) Special Rule for Non-Employee Trust Managers. In the case of any of the transactions described in the second sentence of Section 6(b), that second sentence and the third sentence, but not the fourth sentence, of Section 6(b) shall apply to any outstanding Options granted to Non-Employee Trust Managers.

         7. MODIFICATION. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew the Option or accept the surrender of, and authorize the grant of a new option in substitution for, the Option (to the extent not previously exercised). No modification of the Option shall be made which, without the consent of Optionee, would alter or impair any rights of Optionee under the Option.





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
         8. WITHHOLDING. Optionee shall make any arrangement required by the Company and authorized by the Plan and the Committee (including, if applicable, accepting a lesser number of Option Shares upon exercise) to insure the proper withholding of the amount of tax, if any, required to be withheld by the Company as a result of the sale of Shares upon exercise of the Option.

         9. INCORPORATION OF PLAN. This Agreement is made pursuant to the Plan, and it is intended, and shall be interpreted in a manner, to comply therewith. Any provision of this Agreement inconsistent with the Plan shall be superseded and governed by the Plan. Unless otherwise defined herein or otherwise required by the context, all capitalized terms used herein shall have the meanings defined in the Plan.

         10.     GENERAL PROVISIONS.

                 (a) Further Assurances. Optionee shall promptly take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of this Agreement.

                 (b) Notices. Any notice required or permitted under this Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to Optionee either at the address set forth in the records of the Company or such other address as Optionee may designate in writing to the Committee, or to the Committee at 6210 N. Beltline Road, Suite 170, Irving, Texas 75063-2656 or such other address as the Committee may designate in writing to Optionee.

                 (c) Failure to Enforce Not a Waiver. The failure of the Trust to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

                 (d) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas applicable to contracts made in, and to be performed within, that State.

                 (e) Transfer of Rights under this Agreement. The Trust may at any time transfer and assign its rights and delegate its obligations under this Agreement to any other person, corporation, firm or entity, with or without consideration.

                 (f) Option Non-Transferable. Optionee may not sell, transfer, assign or otherwise dispose of the Option except by will, the laws of descent and distribution or pursuant to a qualified domestic relations order, and only Optionee or his or her legal representative or guardian may exercise the Option during Optionee's lifetime.

                 (g) Successors and Assigns. Except to the extent specifically limited by the terms and provisions of this Agreement, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and personal representatives.

                 (h) Miscellaneous. Titles and captions contained in this Agreement are inserted for convenience of reference only and do not constitute a part of this Agreement for any other purpose. Except as specifically provided herein, neither this Agreement nor any right pursuant hereto or interest herein shall be assignable by any of the parties hereto without the prior written consent of the other party hereto.

         The signature page of this Agreement consists of the last page of the Certificate.





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
                                  EXHIBIT "A"

                               NOTICE OF EXERCISE
                (To be signed only upon exercise of the Option)

TO:  American Industrial Properties REIT

         The undersigned, the holder of the enclosed Share Option Agreement (Non-Statutory Share Option), hereby irrevocably elects to exercise the purchase rights represented by the Option and to purchase thereunder ______________* Common Shares of Beneficial Interest of American Industrial Properties REIT (the "Trust") and herewith encloses payment of $_______ and/or ______ Shares in full payment of the purchase price of such shares being purchased.

         Dated:
               -------------------


                             ---------------------------------------------------
                             (Signature must conform in all respects to name of holder as specified on the face of the Option)


                             ---------------------------------------------------


                             ---------------------------------------------------
                                                     (Address)


                             ---------------------------------------------------
                             Social Security Number


    * Insert here a number based upon the number of presplit Shares called for on the face of the Option (or, in the case of a partial exercise, the number of Shares being exercised), in either case without making any adjustment for shares split, shares dividends or other additional Common Shares of the Trust, other securities or property which, pursuant to the adjustment provisions of
Section 6 of the Plan, may be deliverable upon exercise.

                                    CONSENT


    American Industrial Properties REIT ("AIP") hereby consents to the transfer to USAA Real Estate Company of the 2,000 shares options granted on the date hereof by AIP to ___________ under AIP's Employee and Trust Manager Incentive Share Plan.

    The parties agree that this Consent shall serve as an amendment to any Share Option Agreement entered into by AIP and ______________.

Date:  June 30, 1997

                                            AMERICAN INDUSTRIAL PROPERTIES REIT



                                ------------------------------------------------
                                Charles W. Wolcott, Chief Executive Officer and President


                                ------------------------------------------------
                                                     , individually
                                --------------------

                  ASSIGNMENT AND ASSUMPTION OF OPTION AGREEMENT

    This Assignment and Assumption of Option Agreement is executed by _________________ ("Transferor") and USAA Real Estate Company, a Delaware corporation ("Transferee"), effective as of June 30, 1997.

    For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Transferor does hereby sell, transfer, grant, convey, assign and deliver to Transferee, and its successors and assigns, all of Transferor's right, title and interest in and to the option to purchase 10,000 Common Shares of Beneficial Interest, par value $.10 per share, of American Industrial Properties REIT, a Texas real estate investment trust ("AIP"), granted by AIP to Transferor on June 30, 1997, together with all agreements and other instruments relating thereto (collectively, the "Option Agreement"). Transferee does hereby assume all liabilities and obligations arising under the Option Agreement.

    IN WITNESS WHEREOF, Transferor and Transferee have executed this Assignment and Assumption of Option Agreement.

                                Transferor


                                ------------------------------------------------


                                Transferee

                                USAA REAL ESTATE COMPANY


                                By:
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Its:
                                    --------------------------------------------






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